Exhibit 99.1

Jack Creek Investment Corp. Announces Rescheduling of Extraordinary Meeting of Shareholders

NEW YORK – January 12, 2023 – Jack Creek Investment Corp. (“Jack Creek”) (Nasdaq: JCIC), a Cayman Islands exempted company, today announced the rescheduling of Jack Creek’s extraordinary general meeting of shareholders (the “EGM”) previously scheduled to be held on January 12, 2023. The EGM has been rescheduled for January 24, 2023 at 10:00 a.m. Eastern Time. The deadline for holders of Class A ordinary shares to request that Jack Creek redeem all or a portion of their shares is, accordingly, January 20, 2023 at 5:00 p.m. Eastern Time. As previously announced, the EGM will occur at the offices of Weil, Gotshal & Manges LLP located at 767 Fifth Avenue, New York, NY 10153 and virtually via live webcast at https://www.cstproxy.com/jackcreekinvestmentcorp/2023.

The EGM is being held to vote on the proposals described in the definitive proxy statement, filed with the Securities and Exchange Commission (the “SEC”) on December 20, 2022 (the “Definitive Proxy Statement”) by Jack Creek relating to the potential business combination between Bridger Aerospace Group Holdings, LLC (“Bridger Aerospace”) and Jack Creek and related transactions (the “Potential Business Combination”). The record date for the determination of shareholders entitled to vote at the EGM, including all adjournments thereof, remains November 30, 2022 (the “Record Date”). The Jack Creek Board of Directors recommends that shareholders vote in favor of the proposals.

Jack Creek shareholders who have questions or who need assistance voting their shares may contact Jack Creek’s proxy solicitor, D.F. King, by calling (888) 567-1626, or banks and brokers can call collect at (212) 269-5550 or by emailing JCIC@dfking.com.

About Jack Creek

Jack Creek is a special purpose acquisition company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. More information about Jack Creek is available at https://www.jackcreekinvestmentcorp.com/ir-resources/investor-faqs.

About Bridger Aerospace

Based in Bozeman, Montana, Bridger Aerospace is one of the nation’s largest privately held aerial firefighting companies. Bridger Aerospace is committed to utilizing its team, aircraft and technology to save lives, property and habitats threatened by wildfires. Bridger Aerospace provides aerial firefighting and wildfire management services to federal and state government agencies, including the United States Forest Service, across the nation. More information about Bridger Aerospace is available at https://www.bridgeraerospace.com.

No Offer or Solicitation

This press release does not constitute an offer to sell, or a solicitation of an offer to buy, or a recommendation to purchase, any securities in any jurisdiction, or the solicitation of any vote, consent or approval in any jurisdiction in connection with the Potential Business Combination, nor shall there be any sale, issuance or transfer of any securities in any jurisdiction where, or to any person to whom, such offer, solicitation or sale may be unlawful under the laws of such jurisdiction. This press release does not constitute either advice or a recommendation regarding any securities. No offering of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom.

Forward Looking Statements

Certain statements included in this press release are not historical facts but are forward-looking statements, including for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “project,” “forecast,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” “target,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, (1) references with respect to the anticipated benefits of the Potential Business Combination and anticipated closing timing; (2) the sources and uses of cash of the Potential Business Combination; (3) the anticipated capitalization and enterprise value of the combined company following the consummation of the Potential Business Combination; (4) current and future potential commercial and customer relationships; and (5) anticipated investments in additional aircraft, capital resource, and research and development and the effect of these investments. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of Jack Creek’s and Bridger Aerospace’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Bridger Aerospace. These forward-looking statements are subject to a number of risks and uncertainties, including: changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the Potential Business Combination, including the risk that any required stockholder or regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the Potential Business Combination is not obtained; failure to realize the anticipated benefits of the Potential Business Combination; risks relating to the uncertainty of the projected financial information with respect to Bridger Aerospace; Bridger Aerospace’s ability to successfully and timely develop, sell and expand its technology and products, and otherwise implement its growth strategy; risks relating to Bridger Aerospace’s operations and business, including information technology and cybersecurity risks, loss of requisite licenses, flight safety risks, loss of key customers and deterioration in relationships between Bridger Aerospace and its employees; risks related to increased competition; risks relating to potential disruption of current plans, operations and infrastructure of Bridger Aerospace as a result of the announcement and consummation of the

Potential Business Combination; risks that Bridger Aerospace is unable to secure or protect its intellectual property; risks that the post-business combination company experiences difficulties managing its growth and expanding operations; the ability to compete with existing or new companies that could cause downward pressure on prices, fewer customer orders, reduced margins, the inability to take advantage of new business opportunities, and the loss of market share; the amount of redemption requests made by Jack Creek’s shareholders; the impact of the COVID-19 pandemic; the ability to successfully select, execute or integrate future acquisitions into the business, which could result in material adverse effects to operations and financial conditions; and those factors discussed in the sections entitled “Risk Factors” and “Special Note Regarding Forward-Looking Statements” in Jack Creek’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2022, Jack Creek’s Annual Report on Form 10-K for the year ended December 31, 2021, and in those documents that Jack Creek or Wildfire New PubCo, Inc. (“New Bridger”) has filed, or will file, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. The risks and uncertainties above are not exhaustive, and there may be additional risks that neither Jack Creek nor Bridger Aerospace presently know or that Jack Creek and Bridger Aerospace currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward looking statements reflect Jack Creek’s and Bridger Aerospace’s expectations, plans or forecasts of future events and views as of the date of this press release. Jack Creek and Bridger Aerospace anticipate that subsequent events and developments will cause Jack Creek’s and Bridger Aerospace’s assessments to change. However, while Jack Creek and Bridger Aerospace may elect to update these forward-looking statements at some point in the future, Jack Creek and Bridger Aerospace specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Jack Creek’s and Bridger Aerospace’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Important Information for Shareholders and Investors

The Potential Business Combination will be submitted to shareholders of Jack Creek for their consideration and approval at a special meeting of shareholders. Jack Creek and Bridger Aerospace prepared the registration statement on Form S-4 for New Bridger (the “Registration Statement”) that was declared effective by the SEC on December 16, 2022, which includes the Definitive Proxy Statement which was distributed to Jack Creek’s shareholders in connection with Jack Creek’s solicitation for proxies for the vote by Jack Creek’s shareholders in connection with the Potential Business Combination and other matters as described in the Registration Statement, as well as the prospectus relating to the offer of the securities to be issued to Jack Creek’s shareholders and certain of Bridger Aerospace’s equityholders in connection with the completion of the Potential Business Combination. Jack Creek has mailed the Definitive Proxy Statement and other relevant documents to its shareholders as of the Record Date. Jack Creek’s shareholders and other interested persons are advised to read the Definitive Proxy Statement in connection with Jack Creek’s solicitation of proxies for its special meeting of shareholders to be held to approve, among other things, the Potential Business Combination, because these documents contain important information about Jack Creek, Bridger Aerospace and the Potential Business Combination. Shareholders may also obtain a copy of the Definitive Proxy Statement as well as other documents filed with the SEC regarding the Potential Business Combination and other documents filed with the SEC by Jack Creek, without charge, at the SEC’s website located at https://www.sec.gov. Copies of these filings may be obtained free of charge on Jack Creek’s “Investor Relations” website at https://www.jackcreekinvestmentcorp.com or by directing a request to KSH Capital LP, Attention: Lauren Ores, 386 Park Avenue South, Floor 20, New York, NY 10016.

Participants in the Solicitation

Jack Creek and Bridger Aerospace and their respective directors and executive officers, under SEC rules, may be deemed to be participants in the solicitation of proxies of Jack Creek’s shareholders in connection with the Potential Business Combination. Investors and security holders may obtain more detailed information regarding Jack Creek’s directors and executive officers in Jack Creek’s filings with the SEC, including Jack Creek’s Annual Report on Form 10-K filed with the SEC on March 21, 2022. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Jack Creek’s shareholders in connection with the Potential Business Combination, including a description of their direct and indirect interests, which may, in some cases, be different than those of Jack Creek’s shareholders generally, is set forth in the Registration Statement. Shareholders, potential investors and other interested persons should read the Registration Statement carefully before making any voting or investment decisions.

This press release is not a substitute for the Registration Statement or for any other document that Jack Creek or New Bridger has filed and may file with the SEC in connection with the Potential Business Combination. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain free copies of other documents filed with the SEC by Jack Creek and New Bridger through the website maintained by the SEC at https://www.sec.gov.